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                           INDEMNIFICATION AGREEMENT


         This Indemnification Agreement is made and entered into on this ____ day of _______________, 1996, by and between Dailey Petroleum Services Corp., a Delaware corporation ("Dailey" or the "Company"), and _______________________, as a director of Dailey (the "Director");

         WHEREAS, the Director is or may from time to time serve as a member of the Board of Directors and in such capacity is performing or will perform a valuable service for the Company;

         WHEREAS, Section 145 of the General Corporation Law of the State of Delaware empowers a corporation organized in Delaware to indemnify persons who serve as directors, officers, employees or agents of the corporation or persons who serve at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise;

         WHEREAS, the Company desires to have the Director serve or continue to serve as a director of the Company, free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of his being a director of the Company or by reason of his decisions or actions on its behalf; and

         WHEREAS, the Director is willing to serve, or to continue to serve, or to take on additional service for the Company on the condition that he be indemnified as provided for in this Indemnification Agreement;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Director to continue to serve Dailey and its stockholders, the parties hereto agree as follows:

         1.      Indemnification.

                 (a) Dailey shall indemnify the Director if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of Dailey) by reason of the fact that the Director is or was a director, officer, employee, or agent of Dailey or its subsidiaries, or is or was serving at the request of Dailey as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all expenses (including attorneys'
         fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the Director in connection with such action, suit or proceeding if the Director acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Dailey, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement,
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         conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Director did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of Dailey, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                 (b) Dailey shall indemnify the Director if he is or was a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of Dailey to procure a judgment in its favor by reason of the fact that the Director is or was a director, officer, employee or agent of Dailey or its subsidiaries, or is or was serving at the request of Dailey as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees) actually and reasonably incurred by the Director in connection with the defense or settlement of such action or suit if the Director acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Dailey and except that no indemnification shall be made in respect of any claim, issue or matter as to which the Director shall have been adjudged to be liable to Dailey unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, the Director is fairly and reasonably entitled to indemnity for such expenses as the Delaware Court of Chancery or such other court shall deem proper.

                 (c) Dailey shall indemnify the Director to the extent that the Director has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 1, or in the defense of any claim, issue or matter therein, against all expenses (including attorneys' fees) actually and reasonably incurred by the Director in connection therewith. For purposes of this Section 1(c), the phrase "successful on the merits or otherwise" shall include, but not be limited to, any favorable judgment, decision, declaration, finding or ruling (whether based upon the merits of the case or on a procedural matter such as the expiration of the statute of limitations, lack of standing or latches) in favor of the Director in the defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 1 or in the defense of any claim, issue or matter therein, and shall also include any settlement of such action, suit or proceeding, if in the opinion of counsel to Dailey such settlement is in the best interests of Dailey.

                 (d)      Any indemnification of the Director under paragraphs
         (a) and (b) of this Section 1 (unless ordered by a court) shall be made by Dailey only as authorized in the specific case upon a determination that indemnification of the Director is proper under the circumstances because he has met the applicable standard of conduct or circumstances set forth in paragraphs (a) or (b) of this Section 1. Such determination shall be made by an independent legal counsel ("Special Counsel") retained by Dailey for the purpose of making such





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         determination.  The Special Counsel shall be retained by Dailey within ten days from the receipt by Dailey of a written notice of claim by the Director for indemnification and must be reasonably satisfactory to the Director requesting indemnification. Dailey shall be solely responsible for all fees and expenses of the Special Counsel.

                 (e) Expenses (including attorney's fees) incurred by the Director in defending a civil or criminal action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 1 shall be paid by Dailey in advance of the final disposition of such action, suit, or proceeding in the manner provided for in paragraph (d) of this Section 1; provided, however, that as a condition to such payment the Director shall undertake to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by Dailey as authorized by this Indemnification Agreement.

         2. No Change In Bylaw Indemnification. Dailey shall cause to be implemented and continued in effect for the benefit of the Director the indemnification provided for its directors under Section ___ of the Bylaws of Dailey, as filed with the Securities and Exchange Commission on ___ __, 1996, with such changes as may be necessary to comply with the Delaware General Corporation Law. In the event any Director shall request any indemnification from Dailey pursuant to such Bylaws, Dailey shall indemnify the Director in the manner set forth in and to the fullest extent permitted by such Bylaws and the Delaware General Corporation Law.

         3.      Duration of Agreement; Subrogation.

                 (a) This Indemnification Agreement shall continue until and terminate upon the later of: (i) ten years after the date that the Director shall have ceased to serve as the director of the Company; or
         (ii) the final termination of any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding arising prior to the end of such ten year period, whether civil, criminal, administrative or investigative, that is pending, threatened or completed, or that arises on or after the date of this Indemnification Agreement (regardless of (a) when the Director's act or failure to act occurred or (b) whether such proceeding is internal or external to the Company) in respect of which the Director is granted rights of indemnification or advancement of expenses hereunder. This Indemnification Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Director and his heirs, executors and administrators.

                 (b) In the event of any payment under this Indemnification Agreement, the Company shall be subrogated to the extent of such payment to all of the right of recovery of the Director, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.





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                 (c)      The Company shall not be liable under this
         Indemnification Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Director has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         4. Successors; Binding Agreement. Dailey shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Dailey, by agreement in form and substance satisfactory to the Director, to assume and expressly agree to perform this Indemnification Agreement in the same manner and to the same extent that Dailey would be required to perform it if no such succession had taken place. Failure of Dailey to obtain such agreement prior to effectiveness of any succession shall be a breach of this Indemnification Agreement and shall entitle the Director to monetary damages from Dailey in an amount necessary to provide the Director with the protections he would be entitled to hereunder. As used in this Indemnification Agreement, "Dailey" includes any successor to the business or assets of Dailey as defined above that executes and delivers the agreement provided for in this Paragraph 5 or that otherwise becomes bound by all the terms and provisions of this Indemnification Agreement by operation of law.

         5. Notice. For the purposes of this Indemnification Agreement, notices and all other communications required by this Indemnification Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed, postage prepaid, to the respective addresses set forth beneath the signatures attached to this Indemnification Agreement (provided that all notices to Dailey shall be directed to the attention of the President of Dailey with a copy to the Senior Vice President and General Counsel of Dailey) or to such other address or addresses as eaither party hereto may have furnished to the other.

         6. Indemnity Not Exclusive. This Indemnification Agreement shall be in addition to any rights which the Director may be entitled to under any law or other agreement, bylaw provision, vote of stockholders or disinterested directors or otherwise, and shall enure to the benefit of the heirs, executors and administrators of the Director.

         7. Choice of Law. The validity, interpretation, construction and performance of this Indemnification Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

         8. Validity. If any provision of this Indemnification Agreement is found by the Delaware Court of Chancery or other court of competent jurisdiction to be contrary to public policy or law, shall be construed to be consistent with such public policy or law to the extent possible, and the invalidity or unenforceability of any provision of this Indemnification Agreement shall not affect the validity and enforceability of any other provision of this Indemnification Agreement, which shall remain in full force and effect.





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         9.      Counterparts.  This Indemnification Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Indemnification Agreement as of the date and year first set forth above.

                               Dailey Petroleum Services Corp.



                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        Address:
                                        2507 North Frazier
                                        Conroe, Texas  77305


                                        Director:

                                        --------------------------------------
                                        Name:
                                             ---------------------------------

                                        Address:

                                        --------------------------------------

                                        --------------------------------------



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